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                        Prudential Health Sciences Fund
                   a series of Prudential Sector Funds, Inc.
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                      Supplement Dated November 13, 2000
                       Prospectus Dated March 30, 2000

The following information supplements the information contained in the Prospectus of the Fund on page 21.

How the Funds are Managed--Portfolio Managers

   David Chan and Michael A. Del Balso are the portfolio managers of the Strategically Managed portfolio of the Fund. Mr. Chan has managed the Strategically Managed portfolio of the Fund since its inception. Mr. Chan, a Director and Senior Vice President of Jennison Associates LLC (Jennsion), joined Jennison in 1992. Previously, Mr. Chan was employed at the Boston Consulting Group, where he was a team leader and consultant on projects in many industries, including pharmaceuticals and drug retailing and distribution. He received a B.A. from Harvard University and an M.B.A. from Columbia University. Mr. Del Balso, who became a co-portfolio manager on October 25, 2000, is a Director and Executive Vice President of Jennison, where he has been part of the investment team since 1972. Mr. Del Balso is also Jennison's Director of Equity Research. Mr. Del Balso received his B.A. from Yale University and his M.B.A. from Columbia University. He is a member of the New York Society of Security Analysts. John Van Belle, Ph.D., has been the portfolio manager of the Enhanced Index portfolio of the Fund since its inception. Mr. Van Belle is a Managing Director in Prudential Investments' Quantitative Management (QM) group and joined QM in 1983. He has managed mutual fund portfolios since 1988 and investment portfolios for more than 15 years, and is responsible for managing several equity, balanced and global balanced portfolios on behalf of institutional and retail clients. Mr. Van Belle holds a B.S. from St. Joseph's College and a Ph.D. from the University of Virginia.
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